               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 4, 1996




                     REGIONS FINANCIAL CORPORATION
     (Exact name of registrant as specified in its charter)





   Delaware                  0-6159                63-0589368
(State or other            (Commission          (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)





417 North 20th Street, Birmingham, Alabama                  35203
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (205) 326-7100

Item 5.  Other Events

     (a) On March 1, 1996, Regions Financial Corporation ("Regions") effected a combination with First National Bancorp, which was accounted for as a pooling of interests. Audited supplemental financial statements restated to give effect to this combination were filed by Regions as exhibit 99.c to Regions Annual Report on Form 10-K for the year ended December 31, 1995. Regions is filing this Current Report on Form 8-K to make publicly available (i) its Management's Discussion and Analysis of Financial Condition and Results of Operations, included as exhibit 99.1 to this report, which gives effect to the combination with First National Bancorp and which pertains to the restated supplemental financial statements of Regions at and for the three-year period ended December 31, 1995, and (ii) restated selected financial data which gives effect to the combination with First National Bancorp, included as exhibit 99.2 to this report.

    (b) Forward looking information.

         This Current Report on Form 8-K, other periodic reports filed by Regions under the Securities Exchange Act of 1934, as amended, and any other written or oral statements made by or on behalf of Regions may include forward looking statements which reflect Regions' current views with respect to future events and financial performance. Such forward looking statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to:

         (1) Possible changes in economic and business conditions that may affect the prevailing interest rates, the prevailing rates of inflation, or the amount of growth, stagnation, or recession in the global, U.S., and southeastern U.S. economies, the value of investments, collectability of loans, and the profitability of business entities;

         (2) Possible changes in monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations;

         (3) The effects of easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, and attendant changes in patterns and effects of competition in the financial services industry;

         (4) The cost and other effects of legal and administrative cases and proceedings, claims, settlements, and judgments;

         (5) The ability of Regions to achieve the earnings expectations related to the acquired operations of recently-completed and pending acquisitions, which depends on a variety of factors, including (i) the ability of Regions to achieve the anticipated cost savings and revenue enhancements with respect to the acquired operations, (ii) the assimilation of the acquired operations to Regions' corporate culture, including the ability to instill Regions' credit practices and efficient approach to the acquired operations,
(iii) the continued growth of the markets in which Regions operates consistent with recent historical experience, (iv) the absence of material contingencies related to the acquired operations, including asset quality and litigation contingencies, and (v) Regions' ability to expand into new markets and to maintain profit margins in the face of pricing pressures.

         The words "believe", "expect", "anticipate", "project", and similar expressions signify forward looking statements. Readers are cautioned not to place undue reliance on any forward looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward looking statements.


Item 7.  Financial Statements and Exhibits.

   (c) Exhibits. The exhibits listed in the exhibit index are filed as a part of or incorporated by reference in this Current Report on Form 8-K.

                           SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      Regions Financial Corporation (Registrant)

                      By:     /s/ Robert P. Houston
                              Executive Vice President and Comptroller



Date: June 4, 1996

                          EXHIBIT INDEX


                                                       Sequential
Exhibit                                                  Page No.
99.1    Regions Financial Corporation Management's Discussion and Analysis of
        Financial Condition and Results of Operations, giving effect to the combination with First National Bancorp effected on March 1, 1996, accounted for as a pooling of interests.

99.2 Restated Selected Financial Data, giving effect to the combination with First National Bancorp effected on March 1, 1996, accounted for as a pooling of interests.
